Commitments And Contingencies	12 Months Ended
Dec. 31, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies

8. Commitments and Contingencies

Our operating leases primarily consist of ground leases on which certain of our facilities or other related property reside along with corporate office and equipment leases. These ground leases are long-term leases and some contain escalation provisions. Properties subject to these ground leases are subleased to our tenants. Lease and rental expense for 2010, 2009 and 2008, respectively, were $989,170, $859,570, and $919,735, which was offset by sublease rental income of $520,090, $520,090, and $498,733 for 2010, 2009, and 2008, respectively.

Fixed minimum payments due under operating leases with non-cancelable terms of more than one year at December 31, 2010 are as follows: (amounts in thousands)

2011	$2,128
2012	2,135
2013	2,021
2014	1,657
2015	1,657
Thereafter	38,971

$48,569

The total amount to be received in the future from non-cancellable subleases at December 31, 2010, is $31.1 million.

In November 2009, we reached an agreement to settle all of the claims asserted by Stealth, L.P. in previously disclosed litigation concerning the termination of leases of the Houston Town and Country Hospital and medical office building in October 2006, with the exception of a single contract claim for which Memorial Hermann Healthcare System had agreed to provide indemnification. Claims separately asserted against us by six of Stealth L.P.'s limited partners were not affected by the settlement. In January 2010, Memorial Hermann settled all claims asserted by Stealth including the single contract claim against us at no additional cost to us. The settlement with Stealth did not affect certain contract and tort claims asserted by six of Stealth's limited partners. As part of the settlement in November, however, Stealth indemnified us for any judgment amount and certain defense-related costs that we incurred. During the first quarter of 2010, these claims were tried in Harris County District Court in Houston, Texas, and the jury found against the plaintiffs on all claims. In the second quarter 2010, we settled the indemnification claim with Stealth resulting in $875,000 of proceeds to cover these defense costs, which we recorded as a reduction of legal expenses in June 2010.

We are a party to various legal proceedings incidental to our business. In the opinion of management, after consultation with legal counsel, the ultimate liability, if any, with respect to those proceedings is not presently expected to materially affect our financial position, results of operations or cash flows.